UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2007

NetLogic Microsystems, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50838	77-0455244
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1875 Charleston Road, Mountain View, CA 94043

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 961-6676

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

See Exhibit 99.1 and Item 2.01 which are incorporated by reference in response to this item.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On October 23, 2007, NetLogic Microsystems, Inc., or NetLogic, signed the Agreement and Plan of Merger by and among NetLogic Microsystems, Inc., Athena Merger Corporation, Aeluros, Inc. and the Representative of the Holders of all of the Capital Stock of Aeluros, Inc. (the “Merger Agreement”). The Merger Agreement provided for the acquisition by NetLogic of all of the outstanding equity securities of Aeluros, Inc. for cash through the merger of NetLogic’s wholly owned subsidiary, Athena Merger Corporation, with and into Aeluros, Inc. On October 24, 2007, NetLogic completed the merger and its acquisition of Aeluros, Inc. NetLogic paid $57 million in cash in exchange for all of the outstanding equity securities of Aeluros. NetLogic has reserved up to 115,000 shares of common stock for future issuance upon the exercise of unvested employee stock options of Aeluros that have been assumed by NetLogic and are subject to continued employment vesting requirements. In addition, under the terms of the Merger Agreement, NetLogic may be obligated to pay up to an additional $20 million cash upon the attainment of certain revenue milestones for the acquired business over the one year period following the close of the transaction. If owed, such additional payment is likely to be paid in the first quarter of 2009. Pursuant to the Merger Agreement, NetLogic has retained approximately 15% percent of the initial cash paid in escrow with respect to certain indemnification and other obligations of the former stockholders of Aeluros, Inc., as set forth in the Merger Agreement.

A copy of the press release announcing the signing of the Merger Agreement is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Financial statements of the acquired business have not been included herein but will be included in an amendment to this Current Report on Form 8-K to be filed no later than January 9, 2008.

(b) Pro Forma Financial Information.

Pro forma financial information has not been included herein but will be included in an amendment to this Current Report on Form 8-K to be filed no later than January 9, 2008.

(d) Exhibits.

The following exhibits are filed or furnished with this report:

Exhibits	Description
2.2	Agreement and Plan of Merger by and among NetLogic Microsystems, Inc., Athena Merger Corporation, Aeluros, Inc. and the Representative of the Holders of all of the Capital Stock of Aeluros, Inc., dated as of October 23, 2007

99.1	Press Release dated October 24, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NetLogic Microsystems, Inc.

Date: October 29, 2007	By:	/s/ Ronald Jankov
Ronald Jankov
President and Chief Executive Officer

EXHIBIT INDEX

Exhibits	Description
2.2	Agreement and Plan of Merger by and among NetLogic Microsystems, Inc., Athena Merger Corporation, Aeluros, Inc. and the Representative of the Holders of all of the Capital Stock of Aeluros, Inc., dated as of October 23, 2007

99.1	Press Release dated October 24, 2007